UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2014 (April 23, 2014)

HCA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11239	27-3865930
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Park Plaza, Nashville, Tennessee	37203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 344-9551

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

HCA Holdings, Inc. Employee Stock Purchase Plan

The Board of Directors of HCA Holdings, Inc. (the “Company”) previously approved, subject to stockholder approval, the HCA Holdings, Inc. Employee Stock Purchase Plan (the “ESPP”), which enables ESPP participants to purchase shares of the Company’s common stock during certain offering periods pursuant to the terms thereof. According to the results from the Company’s Annual Meeting of Stockholders (the “Annual Meeting”) held on April 23, 2014 at the Company’s corporate headquarters in Nashville, Tennessee (as noted in Item 5.07 below), the Company’s stockholders approved the ESPP. A detailed summary of the material terms of the ESPP appears on pages 22 – 24 of the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 14, 2014 (the “Proxy Statement”), and is incorporated herein by reference. That summary and the foregoing description of the ESPP do not purport to be complete and are qualified in their entirety by reference to the full text of the ESPP, a copy of which is attached to this report as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, a total of 403,753,532 shares of the Company’s common stock, out of a total of 443,756,462 shares of common stock outstanding and entitled to vote, were present in person or represented by proxies. The following proposals were voted on and approved by the Company’s stockholders at the Annual Meeting:

1. Election to the Company’s Board of Directors of the following 13 director nominees for a one-year term:

	For	Withheld	Broker Non-Votes
Richard M. Bracken	370,597,311	10,808,026	22,348,195
R. Milton Johnson	375,172,936	6,232,401	22,348,195
Robert J. Dennis	376,355,536	5,049,801	22,348,195
Nancy-Ann DeParle	378,899,649	2,505,688	22,348,195
Thomas F. Frist III	370,804,218	10,601,119	22,348,195
William R. Frist	370,813,357	10,591,980	22,348,195
Ann H. Lamont	377,467,466	3,937,871	22,348,195
Jay O. Light	377,417,528	3,987,809	22,348,195
Geoffrey G. Meyers	377,482,143	3,923,194	22,348,195
Michael W. Michelson	370,735,204	10,670,133	22,348,195
Stephen G. Pagliuca	370,794,420	10,610,917	22,348,195
Wayne J. Riley, M.D.	376,544,758	4,860,579	22,348,195
John W. Rowe, M.D.	378,937,185	2,468,152	22,348,195

2. Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014:

For	Against	Abstentions	Broker Non-Votes
397,794,817	3,504,629	2,454,086	0

3. Approval of the HCA Holdings, Inc. Employee Stock Purchase Plan:

For	Against	Abstentions	Broker Non-Votes
357,853,316	21,568,663	1,983,358	22,348,195

4. Adoption of a non-binding advisory resolution on the Company’s executive compensation as described in the Proxy Statement (“say-on-pay”):

For	Against	Abstentions	Broker Non-Votes
374,084,796	4,852,604	2,467,937	22,348,195

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit 10.1	HCA Holdings, Inc. Employee Stock Purchase Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCA HOLDINGS, INC.
(Registrant)

By:	/s/ John M. Franck II
John M. Franck II
Vice President – Legal and Corporate Secretary

Date: April 25, 2014

EXHIBIT INDEX

Exhibit 10.1	HCA Holdings, Inc. Employee Stock Purchase Plan